Exhibit 23.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation in this Registration Statement on Form S-1 of our report dated November 4, 2009, relating to the financial statements of Integrated Computer Concepts, Incorporated and Subsidiary for the years ended December 31, 2007 and 2006 (unaudited) and to the reference to us under the heading “ Experts ” in the Prospectus which is part of this Registration Statement.

Baltimore, Maryland
July 26, 2010

Suite 100, 405 East Joppa Road  Baltimore, Maryland 21286  •  410-823-8000  • 1-800-686-3883 •  Fax: 410-296-4815 • www.stegman.com

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation in this Registration Statement on Form S-1 of our report dated June 2, 2010, relating to the financial statements of S & H Enterprises of Central Maryland, Inc. for the six-month period ended August 31, 2008 and to the reference to us under the heading “Experts” in the Prospectus which is part of this Registration Statement.

Baltimore, Maryland
July 26, 2010

Suite 100, 405 East Joppa Road  Baltimore, Maryland 21286  •  410-823-8000  • 1-800-686-3883 •  Fax: 410-296-4815 • www.stegman.com

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation in this Registration Statement on Form S-1 of our report dated December 21, 2009, relating to the financial statements of Government Services Unit (the “Business”), a wholly-owned business unit of Leading Edge Design and Systems, Inc. for the period January 1, 2009 through October 29, 2009 and for the year ended December 31, 2008, and to the reference to us under the heading “Experts” in the Prospectus which is part of this Registration Statement.

Baltimore, Maryland
July 26, 2010

Suite 100, 405 East Joppa Road  Baltimore, Maryland 21286  •  410-823-8000  • 1-800-686-3883 •  Fax: 410-296-4815 • www.stegman.com

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation in this Registration Statement on Form S-1 of our report dated April 15, 2010, relating to the financial statements of Insight Information Technology, LLC for the years ended December 31, 2009 and 2008 and to the reference to us under the heading “Experts” in the Prospectus which is part of this Registration Statement.

Baltimore, Maryland
July 26, 2010

Suite 100, 405 East Joppa Road  Baltimore, Maryland 21286  •  410-823-8000  • 1-800-686-3883 •  Fax: 410-296-4815 • www.stegman.com

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation in this Registration Statement on Form S-1 of our report dated November 4, 2009, relating to the financial statements of Integrated Computer Concepts, Incorporated and Subsidiary for the nine months ended September 30, 2008 and the year ended December 31, 2007 and to the reference to us under the heading “Experts” in the Prospectus which is part of this Registration Statement.

Baltimore, Maryland
July 26, 2010

Suite 100, 405 East Joppa Road  Baltimore, Maryland 21286  •  410-823-8000  • 1-800-686-3883 •  Fax: 410-296-4815 • www.stegman.com